                                                                    EXHIBIT 10.9

                                   AGREEMENT

     This Agreement (the "Agreement") is entered into as of the _____ day of January, 1998, between Briazz, Inc., a Washington corporation ("Briazz") and Stusser Realty Group Limited Partnership, a Washington limited partnership ("SRG").

                                   BACKGROUND

     SRG owns certain real property located in King County, Washington, legally described in Exhibit A attached hereto (the "SRG Property"). SRG entered into an Agreement with Andover Investment Company ("Andover") dated April 25, 1996 (the "SRG-Andover Agreement"), whereby, SRG agreed to allow Andover to occupy the south 1/2 of vacated South Bradford Street, which is a portion of the SRG Property, so long as Andover held a leasehold interest in the adjacent property to the north, which property is legally described in Exhibit B (the "Spear Property"), and so long as Andover complied with the other terms and conditions of the SRG-Andover Agreement.

     Briazz is currently the tenant occupying the Spear Property and the south 1/2 of vacated South Bradford Street pursuant to a sublease with Stusser Electric Company (the "Sublease"). Briazz and SRG want to assure that Briazz's occupancy and rights under the Sublease are not disturbed upon any possible termination of Andover's leasehold interest in the Spear Property.

     THE PARTIES THEREFORE AGREE AS FOLLOWS:

     1. SRG consents to the terms of the Sublease and agrees that Briazz may occupy the south 1/2 of vacated Bradford Street, in accordance with the terms of the Sublease, without disturbance by or compensation to SRG, so long as Briazz, its successors, assigns, or subtenants holds a leasehold interest in the Spear Property.

     2. SRG Acknowledges that a portion of the improvements erected by Andover on the south 1/2 of vacated South Bradford Street may lie slightly to the south of the south line of vacated South Bradford Street. SRG hereby agrees that such encroachment may remain, and waives any claim against Briazz, its successors, assigns and subtenants relating to such fact.

     3. This Agreement is to be governed by and construed in accordance with the laws of the State of Washington.

     4. This Agreement may be executed in counterparts, each of which shall be fully effective as an original and which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                     BRIAZZ, INC.


                                     By:/s/ JAMES A. MEDERME
                                        -----------------------------
                                        Its:President
                                            -------------------------

                                     STUSSER REALTY GROUP LIMITED PARTNERSHIP


                                     By:/s/ HERBERT C. STUSSER
                                        -----------------------------
                                     Its:General Partner
                                         ----------------------------

STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )

     On this 7 day of January, 1998, before me personally appeared Herbert C. Stusser, to me known to be the General Partner of the Partnership that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said Partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

                                     /s/ STANLEY V. PIHA
                                     ---------------------------------------
                                     (Signature)


                                     /s/ STANLEY V. PIHA
                                     ---------------------------------------
                                     (Name legibly printed or stamped)
(Seal or stamp)                      Notary Public in and for the State of
                                     Washington, residing at Bellevue.
                                     My appointment expires 2-19-00

STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )

     On this 27th day of February, 1998, before me personally appeared JAMES A. McDERMET, to me known to be the President of the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

                                     /s/ SHELLEY SMITH
                                     ---------------------------------
                                     (Signature)



                                     Shelley Smith
                                     ---------------------------------
                                     (Name legibly printed or stamped)
(Seal or stamp)                      Notary Public in and for the State of
                                     Washington, residing at Seattle .
                                     My appointment expires 4-15-2001

                                   EXHIBIT A
                                   ---------
                       LEGAL DESCRIPTION OF SRG PROPERTY

Lots 1 through 12, inclusive, Block 8, South Seattle, according to the plat thereof recorded in Volume 1 of plats, Page 35, records of King County, Washington;

Together with alley vacated by Ordinance No. 89700 as would attach to said property by operation of law

Together with the south 1/2 of vacated South Bradford Street

Situate in the County of King, State of Washington

                                   EXHIBIT B
                                   ---------
                      LEGAL DESCRIPTION OF SPEAR PROPERTY

Lots 1, 2, 3, 10, 11 and 12, Block 7, South Seattle, according to the plat thereof recorded in Volume 1 of Plats, Page 35, records of King County, Washington;

Except that portion of said Lot 10 lying within the plat of Seattle Tide Lands;

Together with that portion of alley vacated by Ordinance No 7258 adjoining said lots; and

Together with that portion of South Bradford Street vacated under City of Seattle Ordinance No. 109425 as would attach by operation of law;

Also Lot 10, Block 262, Seattle Tide Lands, in King County, Washington

Situate in County of King, State of Washington